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                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported) February 13, 2002

                                -----------------

                               MAII Holdings, Inc.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)


                 Texas                    0-21343            73-1347577
     ----------------------------       -----------      -------------------
     (State or other jurisdiction       (Commission         (IRS Employer
           of incorporation)            File Number)     Identification No.)


                             6000 Legacy Drive, 4-E
                               Plano, Texas 75024
           -----------------------------------------------------------
               (Address of principal executive offices) (Zip Code)


        Registrant's telephone number, including area code (469) 241-9587

                            -------------------------



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ITEM 4.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

         (a) On February 13, 2002, the board of directors of MAII Holdings, Inc. (the "Company") authorized and approved the dismissal of PricewaterhouseCoopers LLP as the Company's independent accountant.

         None of the opinions of PricewaterhouseCoopers LLP issued for either of the past two years with respect to the Company's financial reports has contained any adverse opinion or a disclaimer of opinion, nor were any such opinions qualified or modified as to uncertainty, audit scope, or accounting principles.

         There were no disagreements, during the Company's two most recent fiscal years and the subsequent interim periods prior to February 13, 2002, with PricewaterhouseCoopers LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreement(s) that, if not resolved to the satisfaction of PricewaterhouseCoopers LLP, would have caused it to make reference to the subject matter of the disagreement(s) in connection with its report.

         (b) On February 13, 2002 the Company's board of directors authorized and approved the engagement of Singer Lewak Greenbaum & Goldstein LLP as the Company's new independent accountant. Singer Lewak Greenbaum & Goldstein LLP were the independent accountants for Car Rental Direct.com, Inc. ("CRD") prior to the Company's acquisition of CRD. CRD is currently the Company's only operating business unit. Singer Lewak Greenbaum & Goldstein LLP conducted the audit and provided the Report of Independent Certified Public Accountants that was included in the Company's amended Current Reports (Form 8-K/A) that were filed by the Company with the Securities and Exchange Commission on October 26, 2001 and October 29, 2001.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         (c)      Exhibits

                  16       Letter re change in certifying accountant*

         * The certifying accountant's letter was not available at the time of this filing. Such letter will be filed under cover of Form 8-K/A as soon as practicable, but no later than (a) the 10th business day after filing of this Form 8-K, or (b) the 2nd business day after receipt by the Company of the letter from the accountant.



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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            MAII HOLDINGS, INC.



Date: February 14, 2001                      By: /s/ Christie S. Tyler
                                                --------------------------------
                                                 Christie S. Tyler,
                                                 Chairman of the Board and
                                                 Chief Executive Officer